Fees Summary	Jan. 23, 2026 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 110,935.73
Total Transaction Valuation	803,300,000.00
Total Offset Amount	0.00
Net Fee	$ 110,935.73